VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Class A, Class B, Class C, and Class R
Statutory Prospectus dated August 29, 2011

The Fund will close to new investors after the close of business on June 8, 2012. Existing shareholders of the Fund and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges. Eligible investors include:

•	Shareholders of the Fund as of the closing date;
•	Certain retirement plans and IRA transfers and rollovers from these plans; and
•
Certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor or transfer agent (mutual fund wrap accounts).

Please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account.

In connection with this closure, the 12b-1 fees for Class R shares of the Fund will be capped at 0.50%.

The Fund reserves the right to modify this policy at any time.

The following paragraph replaces the second footnote in the table entitled “Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)” on page 1.

2
The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.24% of the Fund's average daily net assets from August 26, 2011 through August 28, 2012. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class R shares' 12b-1 fees from June 8, 2012 through August 28, 2013 or, if longer, until the Fund is offered to all new investors.

The following paragraph is inserted at the beginning of the section entitled, “Purchase and redemption of Fund shares” on page 7.

Effective after the close of business on June 8, 2012, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's Distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

The following replaces the fourth footnote in the table entitled, “Dealer compensation” on page 27.

4	On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% from June 8, 2012 through August 28, 2013 or, if longer, until the Fund is offered to all new investors.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 25, 2012.

VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Institutional Class
Statutory Prospectus dated August 29, 2011

The Fund will close to new investors after the close of business on June 8, 2012. Existing shareholders of the Fund and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions and exchanges. Eligible investors include:

•	Shareholders of the Fund as of the closing date;
•	Certain retirement plans and IRA transfers and rollovers from these plans; and
•
Certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's distributor (Distributor) or transfer agent (mutual fund wrap accounts).

Please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account.

The Fund reserves the right to modify this policy at any time.

The following paragraph is inserted at the beginning of the section entitled, “Purchase and redemption of Fund shares” on page 5.

Effective after the close of business on June 8, 2012, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund's Distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 25, 2012.